UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2016

OMINTO, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-49801	13-4067623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1515 S. Federal Highway, Suite 307

Boca Raton, FL 33432

(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: 561-362-2393

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K (this “Amendment”) is being filed by Ominto, Inc., a Nevada Corporation (“Ominto”) for the purpose of amending that certain Current Report on Form 8-K originally filed by Ominto with the U.S. Securities and Exchange Commission (“SEC”) on December 13, 2016 (the “Initial Form 8-K”) in connection with the purchase of shares of Lani Pixels A/S (“Lani Pixels”). This Amendment is being filed to provide pro forma statements of operations required by Items 9.01(a) and (b) of Form 8-K, which were not previously filed with the Initial Form 8-K as permitted by the rules of the SEC. Except as otherwise noted below, all other information in the Initial Form 8-K remains unchanged.

FORWARD-LOOKING STATEMENTS

This Amendment, including the Exhibits attached hereto, contains “forward-looking statements” and information within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are subject to the “safe harbor” created by those sections. These forward-looking statements include, but are not limited to, statements concerning Ominto’s strategy, future operations, future financial position, future revenues, projected costs, prospects and plans and objectives of management. The words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Ominto may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. These forward-looking statements involve known and unknown risks and uncertainties that could cause our actual results, performance or achievements to differ materially from those expressed or implied by the forward-looking statements, including, without limitation, the risks set forth from time to time in Ominto’s filings with the SEC. Readers of this information are cautioned not to place undue reliance on forward-looking statements contained herein, which speak only as of the date stated, or if no date is stated, as of the date of this Current Report. Ominto undertakes no obligation to publicly update or revise the forward-looking statements contained herein to reflect changes events or circumstances after the date of this release, unless required by law.

Item 2.01     Completion of Acquisition or Disposition of Assets

On December 13, 2016, Ominto, Inc. (“Ominto”), a Nevada corporation, filed a Current Report on Form 8-K (the “Initial Form 8-K”) with the Securities and Exchange Commission (the “SEC”) reporting that on December 13, 2016, Ominto entered into the following:

(i)	a share exchange agreement to purchase 20.0% of the outstanding shares of common stock of Lani Pixels from Lani Pixels in exchange for one million two hundred eighty-five thousand seven hundred fourteen (1,285,714) shares of Ominto’s common stock; and

(ii)	a share exchange agreement to purchase 20.0% of the outstanding shares of common stock of Lani Pixels from Kim Pagel for $500,000 in cash and the issuance of one million one hundred forty-two thousand eight hundred fifty-seven (1,142,857) shares of Ominto’s common stock.

In its Quarterly Report on Form 10-Q filed February 14, 2017, Ominto disclosed that on December 13, 2016, Ominto also entered into a share purchase agreement with a 10% shareholder of Lani Pixels who is also a shareholder of Ominto, Paseco ApS (“Paseco”) to purchase an additional .02% of the issued and outstanding shares of Lani Pixels in exchange for a $4,000 promissory note that matures on February 28, 2017. In addition, Ominto signed a voting rights agreement with Paseco on December 13, 2016 granting Ominto the irrevocable right to vote Paseco’s shares in Ominto’s favor. Additionally, Ominto holds a majority of the seats on the Board of Directors of Lani Pixels.

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Item 9.01     Financial Statements and Exhibits.

(a)       Financial Statements of a Business Acquired.

Lani Pixels’ audited consolidated financial statements as of and for the years ended December 31, 2016, and 2015 are not yet complete due to unforeseen delays. Lani Pixels’ audited financial statements will be filed with a future Form 8-K/A as soon as they become available.

(b)       Pro Forma Financial Information.

Unaudited pro forma condensed combined statements of operations of Ominto with Lani Pixels for the fiscal year ended September 30, 2016 and for the three months ended December 31, 2016, giving effect to the transaction as if it had occurred at the beginning of Ominto’s last completed fiscal year are incorporated herein by reference.

Exhibit No.	Description	Location
99.1	Unaudited pro forma condensed combined statement of operations for the fiscal year ended September 30, 2016 and three months ended December 31, 2016	Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMINTO, INC.

Date: February 27, 2017	By:	/s/ Michael Hansen
Michael Hansen
Chief Executive Officer

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